EXHIBIT 99.3

THE WARRANT REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE COMPANY CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY CORPORATION STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND LAWS.


                             THE CATALYST FUND, LTD.
               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-116 550,000 Shares

     BY THIS WARRANT (this "Warrant"), GEXA CORP., a Texas corporation (the "Company"), certifies that, for good and valuable consideration including the provision of business counsel and advice to the Company by THE CATALYST FUND, LTD., a Texas limited partnership ("Catalyst"), along with its registered assigns (collectively "Holder") to assist the Company in its business plans as more fully described in that certain Consulting Agreement of even date herewith by and between Catalyst and the Company, the receipt and sufficiency of which are hereby acknowledged, Catalyst, is entitled to subscribe for and purchase from the Company, subject to the terms and conditions set forth herein, at any time after July 16, 2003, ("Effective Date"), but prior to July 16, 2010, or, if such date is not a business day, the next succeeding business day (the "Exercise Period"), 550,000 (subject to adjustment as set forth herein) fully paid and non-assessable shares (the "Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at a price per share equal to $1.00 (subject to adjustment as set forth herein) (the "Exercise Price"), for the aggregate purchase price of $550,000.00.

     1. Exercise of Warrant, Company Office. This Warrant may be exercised at any time or from time to time during the Exercise Period as to the entire number or any lesser number of whole Shares, by the surrender of this Warrant to the Company at its office at 24 Greenway Plaza, Suite 1826, Houston, Texas 77046, or such other place as is designated in writing by the Company pursuant to this
Section 1, together with (a) a duly executed election in substantially the form of Exhibit A attached hereto and made a part hereof for all purposes, and (b) a check drawn on Holder's bank, provided good funds exist in said account, payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares of Common Stock being purchased pursuant to such election. For so long as this Warrant is outstanding, the Company shall continue to maintain an office in Houston, Texas, where notices, presentations and demands in respect of this Warrant may be made upon it and shall notify the Holder in writing at least fifteen (15) days before changing the location of any such office. The Company represents and warrants to the Holder that if this Warrant were fully exercised as of the date hereof, the Holder would own 5.555% of the outstanding Common Stock of the Company on a fully diluted basis (the "Warrant Percentage"), as determined by the calculations on Exhibit "B" attached hereto.

     2. Stock Ownership; Stock Certificates; Partial Exercise. Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares of Common Stock issuable upon such exercise, when such transfer is effected on the stock transfer books of the Company. In the event the Company fails to record such Warrant exercise on the stock transfer books, then the Holder shall be deemed to be the holder of record of the Shares of Common Stock, notwithstanding that the stock transfer books of the Company shall not have been closed or certificates representing such Shares shall not then have been actually delivered to the Holder. As soon as possible after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise issued in such denominations as may be specified by the Holder and registered in the name of the Holder or, subject to Sections 3 and 13 hereof, such other name or names as shall be designated in the Holder's election to exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). The Company will, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

     3. Company Records; Transfer, Assignment, Exchanges.

                  (a) Company Records. This Warrant, and any warrants issued in substitution hereof, upon complete or partial transfer, assignment or exercise (the "Warrants") shall be numbered and shall be registered in the warrant register of the Company (the "Warrant Register") as they are issued. The Company shall treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, except that if any Warrant is properly transferred or assigned and notice of such transfer or assignment is given to the Company, the Company shall treat the transferee or assignee as the owner thereof for all purposes.

                  (b) Transfers, Assignments, and Exchanges. The Warrant shall be transferred by the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced if requested by the Company in its reasonable discretion. The Company shall immediately register all assignments and transfers in the Warrant Register and, upon any registration of assignment or transfer, the Company shall deliver a new Warrant or Warrants to the person or entity entitled thereto on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). A Warrant, if properly transferred or assigned, may be exercised by a subsequent Holder without having a new Warrant issued. The Warrants may be exchanged at the option of the Holder thereof for another Warrant, or other Warrants, of different denominations and representing in the aggregate the right to purchase the same number of Shares of Common Stock on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder) upon surrender to the Company or its duly authorized agent. All provisions of this Section 3 shall be subject to Section 13 below.

     4. Reservation of Shares. The Company shall reserve and keep available at all times solely for the purpose of providing for the exercise of this Warrant the maximum number of Shares of Common Stock as to which this Warrant may then be exercised. All such Shares shall be duly authorized and free of preemptive rights and, when issued upon such exercise, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof.

     5. Certain Adjustments.

                  (a) Number of Shares; Exercise Price. The number of Shares of Common Stock which the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of Shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise, as designated by the Holder hereof, by a fraction of which (i) the numerator is $1.00 and (ii) the denominator is the Exercise Price in effect on the date of such exercise. The Exercise Price shall be adjusted and readjusted from time to time as provided in this Section 5 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 5.

                  (b) Issuance of Additional Shares of Stock or Certain Convertible Securities. If the Company shall issue any Common Stock without consideration or for consideration per share less than $1.50 per share (the "Minimum Price"), the Exercise Price in effect immediately prior to each such issuance shall immediately (except as otherwise expressly provided below) be reduced in accordance with the following formula:

                    EP(1)   =            $550,000.00
                                     ---------------------
                                     [(O+N)/(1-P)] - (O+N)
where:

                    EP(1)   =        the adjusted Exercise Price;

         O = the total number of shares of Common Stock outstanding immediately prior to the issuance in question, on a fully diluted basis, excluding the original number of Shares issuable upon exercise of this Warrant;

         N = the number of additional shares of Common Stock issued in such issuance; and

         P = the numerical percentage ownership of the Common Stock of the Company, prior to such issuance of any additional shares of Common Stock, represented by the Shares of Common Stock issued or issuable upon exercise of this Warrant, such percentage being determined on a fully diluted basis inclusive of the Shares issued and issuable hereunder.

     For the purposes of any adjustment of the Exercise Price pursuant to this
Section 5(b), the following provisions shall be applicable:

                  (A) Cash. In the case of the issuance of Common Stock for cash, other than the shares issued or issuable as set forth on Exhibit "B" attached hereto, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock after deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (B) Consideration Other Than Cash. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities of the Company that by their terms are exchangeable for such Common Stock), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company and irrespective of any accounting treatment; provided, that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price (as hereinafter defined) of the shares of Common Stock being issued as of the date on which the Board of Directors authorizes the issuance of such shares.

                  (C) Options and Convertible Securities. In the case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable), or
         (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable), the subparagraphs below shall apply. The term "Fully Diluted Common Stock" shall mean (i) the aggregate of all issued and outstanding shares of Common Stock of the Company, and (ii) the aggregate maximum number of shares of Common Stock as determined in subparagraph 1 below, and (iii) the aggregate maximum number of shares of Common Stock as determined in subparagraph 2 below:

                           (1) the aggregate maximum number of shares of Common
                  Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses
                  (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                           (2) the aggregate maximum number of shares of Common
                  Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants, or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses
                  (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                           (3) on any change in the number of shares of Common
                  Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                           (4) on the expiration or cancellation of any such
                  options, warrants or rights or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                           (5) if the Exercise Price shall have been adjusted
                  upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

     (c) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant who exercises this Warrant after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to the date of such stock dividend, subdivision, reclassification or combination. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

     (d) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Company or any subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in
Section 5(c) above) or (iv) of rights or warrants (excluding those referred to in Section 5(b)), in each case the Exercise Price in effect immediately prior thereto shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to any such distribution by the fraction determined by dividing (A) an amount equal to the difference resulting from (x) fair market value price per share of Common Stock on such record date, less (y) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed divided by the number of shares of Common Stock outstanding on such record date, by (B) the fair market value price per share of Common Stock on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidence of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price which would then be in effect if such record date had not been fixed.

     (e) Other Dilutive Events. In case any event shall occur as to which the provisions of this Section 5 are not strictly applicable but the failure to make any adjustment relating thereto would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of this Section 5, then, in each such case, the Company shall immediately make all adjustments necessary to preserve, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this Section 5 and shall also immediately appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company if they satisfy such standard), which shall give their opinion that such adjustment, if any, preserves, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this
Section 5. Upon receipt of such opinion, the Company will immediately deliver a copy thereof to the Holder of this Warrant. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in carrying out all of such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (iii) will not take any action that results in any adjustment of the Exercise Price if the total number of shares of Common Stock issued or issuable after such action, upon the exercise of all of the Warrants, would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

     (f) Notice. Whenever there shall be an adjustment as provided in this
Section 5, the Company shall within three (3) days cause written notice thereof to be given to the Holder, which notice shall be accompanied by an officer's certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. However, the failure by the Company to satisfy its obligations under this Section 5(f) shall not in any manner affect or alter the rights of the Holder under this Warrant.

     (g) Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair value of such share of Common Stock (as determined in good faith by the Board of Directors of the Company but not less than the fair market value) on the date of exercise of the Warrant.

     (h) Current Market Price. The Current Market Price at any date shall mean the average of the daily closing prices per share of Common Stock for the 20 consecutive trading days prior to such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 20 trading day period, as determined by the Board of Directors of the Company). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, the Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors of the Company in good faith and irrespective of any accounting treatment.

     (i) Treasury Stock. For the purposes of this Section 5, the sale, reissuance, or other disposition (but not a cancellation) of any of the shares of Common Stock theretofore held in the Company's treasury shall be deemed to be an issue thereof.

     (j) Valid Issuance. All Shares of Common Stock which may be issued upon the exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

     6. Preemptive Rights. If the Company shall issue any shares of Common Stock, rights, options, or warrants to purchase shares of Common Stock, or securities of any type whatsoever that are, or may become, convertible into shares of Common Stock, other than the shares issued or issuable as set forth on Exhibit "B" attached hereto, (collectively, "New Securities") the Holder of this Warrant shall be entitled to purchase its pro rata share of all or any part of such New Securities as provided in this Section 6. For purposes of this Section 6, the term "pro rata share" shall mean such share as would be necessary to permit the Holder to maintain a percentage interest in the Company (determined on a fully diluted basis assuming the exercise of any and all outstanding options or warrants and the conversion of any securities convertible into shares of Common Stock) equal to the Holder's percentage interest in the Company immediately prior to such issuance of New Securities (determined on a fully diluted basis). In the event the Company proposes to undertake an issuance of New Securities, it shall give the Holder written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The Holder shall have ten business days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event the Holder fails to exercise such right of purchase within said ten business day period, the Company shall have 90 days thereafter to complete the sale of the New Securities at the price and upon terms no more favorable to the purchasers of such New Securities than those specified in the Company's notice to the Holder. In the event the Company has not sold the New Securities within such 90-day period, the Company shall not thereafter issue or sell any of such New Securities without first complying with the terms of this Section 6. Notwithstanding anything to the contrary contained herein, should the existence of the preemptive rights in favor of the Holder pursuant to this paragraph have a material adverse effect on the ability of the Company to consummate the sale of New Securities, then the Company shall so advise the Holder in writing and the Holder agrees to waive the preemptive rights granted pursuant to this Section 6; provided, however, that the Company shall use commercially reasonable best efforts to attempt to persuade any purchaser of New Securities or underwriter involved in selling such New Securities to permit the Holder to retain such preemptive rights. In the event that the Holder fails to exercise its preemptive rights under this paragraph on two separate occasions, then the Holder's rights under this paragraph shall terminate upon the occurrence of the second such failure.

         7. Put Options.

                  (a) General Option. At any time (i) during the period beginning on January 16, 2005, and ending on July 15, 2010, (ii) after a change of control (as defined in that certain Loan Agreement dated July 16, 2003, between the Company, as borrower, and Catalyst, as lender, referred to herein as the "Loan Agreement"), (iii) after the closing of a public offering of securities by the Company, (iv) after the Company files for protection under the Bankruptcy Code, or (v) after the Company materially breaches the Loan Agreement, and upon 120 days prior written notice to the Company for an exercise under (i) above and 5 days prior written notice to the Company for exercises under (ii) through (v) above (such notice being herein referred to as the "Put Notice"), the Holder shall have the option to require the Company to purchase the Shares of Common Stock issued or issuable upon exercise of this Warrant (or any portion thereof) for a price equal to the Current Market Price of the Shares as of the date the Company receives the Put Notice, or, at the election of the Holder, the greater of (i) the Current Market Price of the Shares or (ii) the appraised value of the Company divided by the number of Shares subject to this put option. The put option arising under (ii) through (v) above shall apply only for the period beginning on the date hereof and ending on January 15, 2005. The appraised value of the Company shall be determined as of the last day of the month immediately preceding the date the Put Notice is delivered to the Company in the following manner: First, the Holder shall select and pay for an appraisal of the Company performed by an independent certified appraiser (the "First Appraisal"). The appraised value of the Company as determined by the First Appraisal shall be binding upon the Company and the Holder as the appraised value of the Company unless the Company shall notify the Holder in writing of its objection to such appraised value within 30 days of the Company's receipt of notice of such appraised value (the "First Appraisal Notice"). If the Company so notifies the Holder, the appraised value of the Company determined by the First Appraisal shall nevertheless remain the appraised value of the Company unless the Company shall pay for and obtain a second appraisal of the Company from a certified appraiser (the "Second Appraisal") and deliver such Second Appraisal to the Holder within 30 days of receipt of the First

         Appraisal Notice. If the Company complies with the requirements of the preceding sentence, the Second Appraisal shall be binding upon the Company and the Holder as the appraised value of the Company unless the Holder shall notify the Company of its objection to such Second Appraisal within 30 days of the Holder's receipt of the Second Appraisal. If the Holder so notifies the Company, the Company and the Holder shall appoint a third certified appraiser to determine the value of the Company, and if the Company and the Holder cannot reach an agreement as to such third certified appraiser, the Company and the Holder shall appoint a third party to appoint a third certified appraiser, which determination of appraiser shall be binding upon the Company and the Holder. The appraisal determined by such third appraiser (the "Third Appraisal") shall be binding upon the Company and the Holder and shall be the appraised value of the Company. The Company and the Holder shall bear equally all costs of such Third Appraisal. The price to be paid to the Holder shall be reduced if the Holder has elected to require the Company to purchase any unissued Shares of Common Stock evidenced by this Warrant by an amount equal to (i) the Exercise Price then in effect, multiplied by (ii) the number of unissued Shares of Common Stock evidenced by this Warrant that the Holder has elected to require the Company to purchase. The required purchase price (the "Purchase Price") shall be payable in cash. The closing of the purchase of the unissued Shares of Common Stock evidenced by this Warrant and/or Shares of Common Stock issued pursuant hereto (or any portion thereof) shall occur within 120 days of the date the Put Notice is received by the Company (or later if due to the actions or inactions of the Holder). This option shall be a continuing option, exercisable as many times as the Holder shall choose, and shall continue and remain until the Holder has sold all Shares of Common Stock issued or issuable upon exercise of this Warrant to the Company. The obligations of the Company under this Put Option shall be secured by the Security Agreement described in the Loan Agreement.


                  (b) Purchase by Third Party. At the option of the Board of Directors of the Company, the Company may allow all, or any portion greater than 25 percent, of any Shares of Common Stock required to be purchased by the Company, pursuant to Section 7(a) above, to be purchased directly by any of the Company's stockholders provided, however, that should any of the Company's stockholders fail to make payment of the required purchase price on the designated purchase date, the Company shall be required to purchase such portion of the Shares of Common Stock intended to be purchased by such stockholders of the Company.

                  (c) Termination of Put Options. Immediately upon the consummation of (i) a public offering of shares of the Common Stock whereby at least $10,000,000.00 of net proceeds are received by GEXA, and a put offering market capitalization for GEXA exists of at least $50,000,000.00 for a period of 30 days (market capitalization defined as average trading price multiplied by the number of registered and tradable shares held by non- affiliates of GEXA) such that a liquid and public market exists for the trading of the Common Stock, provided that the Holder's shares are freely tradable by virtue of a registration of the Shares by GEXA, (ii) a merger or consolidation involving the Company such that the Company is not the surviving entity, or (iii) a sale of all or substantially all of the assets of the Company, then, in such case, the Holder's put options under this Section 7 shall immediately terminate.

     8. Certain Corporate Events or Actions.

                  (a) Consolidation, Merger, Etc. In case of any consolidation with or merger of the Company with or into another corporation or other entity (except for a merger or consolidation in which the Company is the continuing corporation other than as a subsidiary of another corporation or other entity), or in case of any sale, lease or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, such successor, purchasing, leasing or receiving corporation or other entity, as the case may be, shall, prior to and as a condition to the occurrence of such event, (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if needed, in order to effect such agreement. Such agreement shall provide for adjustments which shall be equivalent to the adjustments in
         Section 5.

                  (b) Reclassification, Etc. In case of any reclassification or change of the Shares of Common Stock issuable upon exercise of this Warrant or in case of any consolidation or merger of another corporation or other entity with or into the Company in which the Company is the continuing corporation (other than as a subsidiary of another corporation or other entity) and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock, the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which this Warrant would have been exercisable immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision (as determined by the Board of Directors of the Company in good faith) shall be made for adjustments which shall be equivalent to the adjustments in Section 5.

     9. Extension of Expiration Date. If the last scheduled payment date for the repayment of outstanding indebtedness under the Lender Notes (as defined in the Loan Agreement, hereinafter defined) shall be extended beyond the last scheduled payment set forth the Lender Notes, then the expiration date of this Warrant as set forth in clause (i) of the initial paragraph of this Warrant shall also be likewise extended to the date that is the new last scheduled payment date under the Lender Note. Additionally, if the Holder has exercised any option under
Section 7 of this Agreement and (a) the Company is financially unable, or in any event fails, to timely pay all of the required purchase price under Section 7, or (b) or any creditor of the Company has indicated to the Holder or the Company that the payment of such required purchase price would be a default under the Company's indebtedness to such creditor, then the expiration date of this Warrant shall be extended to the date that is two (2) years beyond the then expiration date of this Warrant for any portion of this Warrant not purchased by the Company (including any portion of this Warrant that the Holder has not required the Company to purchase under Section 7), and the Holder shall be deemed to have retracted its exercise of such put option; provided, however, that such retraction shall be without prejudice to the Holder, and the Holder shall be entitled, at any time thereafter prior to the expiration of this Warrant, to re-exercise such put option upon the same terms of the prior exercise thereof upon the terms and conditions set forth in Section 7.

     10. Certain Notices. In case at any time the Company shall propose or have knowledge of any proposal:

                  (a) to pay any dividend or make any distribution on Shares of Common Stock or to fix a record date for the making of any such dividend or distribution to holders of Common Stock; or

                  (b) to take, or fix a record date for, any action that would result in any adjustment to the Exercise Price pursuant to Section 5; or

                  (c) to effect any reclassification or change of outstanding Shares of Common Stock, or consolidation or merger, or sale, lease or conveyance of a majority of its property, of the type addressed in
         Section 8; or

                  (d) to effect any voluntary or involuntary liquidation, dissolution or winding-up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof to the Holder at least 20 days prior to the date on which (i) the books of the Company shall close, or a record date shall be set, for any such action described in Section 10(a) or (b) or (ii) such reclassification, change, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up shall be effective, as the case may be.

     11. Expenses. The Company shall pay all reasonable costs, fees, taxes and expenses payable in connection with the preparation, issuance and delivery from time to time of Warrants and of Shares of Common Stock issued upon the exercise of Warrants. Notwithstanding anything to the contrary contained herein, the Holder shall be liable to pay all stock transfer taxes, if any.

     12. Securities Act. In order to exercise the Warrant, the Holder shall certify that it is acquiring the Shares of Common Stock for investment only and not with a view to distribution. This Warrant and the Shares of Common Stock or other securities issued upon exercise of this Warrant shall be subject to a stop-transfer order (except with respect to a transfer by the original Holder of this Warrant to its partners) and the certificate or certificates evidencing any such Shares or securities shall bear the following legend, unless in the opinion of counsel to the Holder exercising any Warrant such legend is not required in order to comply with the Securities Act of 1933, as amended (the "Securities Act"), which opinion shall be satisfactory to the Company, or unless the offering and sale of the Shares or other securities issued upon exercise of the Warrants have been registered under the Securities Act, and in each such case such restriction on transfer and legend shall be removed:

                  "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND LAWS."

     13. Loss of Warrant. The Company will execute and deliver a new Warrant of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (i) in the case of loss, theft or destruction, upon receipt by the Company of indemnity satisfactory to the Company, or (ii) in the case of mutilation, upon presentation, surrender, and cancellation of this Warrant.

     14. No Rights or Liabilities as a Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation upon such Holder to purchase any securities or as imposing any liability upon such Holder as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company at law or in equity.



     15. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Texas.

     16. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise; provided, however, that (i) the Company shall not seek specific enforcement of its rights under this Warrant unless the Holder is acting in contravention of its obligations or outside of its rights under this Warrant and (ii) the Company hereby agrees to indemnify and hold harmless the Holder from any costs, liabilities, losses or expenses incurred by the Holder caused by or otherwise associated with a claim by the Company for specific enforcement of its rights under this Warrant if such claim is not a claim permitted to be made pursuant to clause (i) immediately preceding.

     17. Notices. All notices and other communications provided for herein shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to any Holder of any Warrant, to the address of such Holder as set forth in the Warrant Register or to such other address as such Holder has notified the Company of in writing, or (b) if to the Company, to the address set forth in Section 1 or to such other address as the Company has notified such Holder of pursuant to Section 1 and this Section 17; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1. All notices given pursuant to this Warrant shall be deemed to be effective upon receipt thereof by the party to whom such notice is addressed.

     18. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The Company waives any provision of law that shall render any provision of this Warrant illegal or unenforceable in any respect except to the extent otherwise prohibited by law. The section and paragraph headings used in this Warrant are inserted for convenience only and shall not be used for any interpretive purpose. Capitalized terms used but not defined herein shall have the same meanings given to them in the Loan Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its Chief Executive Officer.


Dated: July 16, 2003                    GEXA CORP.,
                                        a Texas corporation

                                        By:/s/ Neil Leibman
                                           -------------------------------------
                                           Neil Leibman, Chief Executive Officer

                                                Exhibit A To Warrant


To: ______________________
    ______________________
    ______________________



                              ELECTION TO EXERCISE

     The undersigned hereby exercises his, her or its rights to subscribe for Shares of Common Stock covered by the within Warrant and tenders the Warrant and payment herewith in the amount of $ in accordance with the terms thereof, and requests that certificates for such shares in the following denominations be issued in the name of, and delivered to, the person[s] at the following address[es].

           ____________________________________________________________

           ____________________________________________________________

           ____________________________________________________________

               (Print Address[es] and Social Security Number[s] or
                Employer Identification Number[s] as applicable)

and, if said number of shares shall not be all the shares covered by the within Warrant, that a new Warrant for the balance remaining of the shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:


Date:                                        Name:______________________________
      ------------------------                            (Print)



                                                 _______________________________
                                                         (Signature)



                                         Address: _____________________________

                                   EXHIBIT "B"


OUTSTANDING SHARES

Shares            7,540,537
Preferred           579,364                8%                12/31/2003

SUBTOTAL          8,119,901


WARRANTS, OPTIONS, ETC.

Warrants             100,000              $1.25             06/01/2004  Aron
Management           600,000              $1.50             12/31/2005
Management            50,000              $2.00             12/31/2005
Board                250,000              $2.00             12/31/2005
Leibman Employment   150,000              $1.50             07/16/2003
Agreement Warrants
JTS Warrants          81,000              $1.00             07/16/2003

SUBTOTAL           1,231,000


FULLY DILUTED
TOTAL              9,350,901


Catalyst Warrants     550,000

TOTAL (INCL.
CATALYST)           9,900,901

Catalyst %              5.555